UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	and (b). Voting Results.

At the 2014 annual meeting of the stockholders of Crumbs Bake Shop, Inc. (the “Company”) held on June 10, 2014, the stockholders voted on: (i) the election of three director nominees to serve until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified (Proposal 1); (ii) the ratification of the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for fiscal year 2014 (Proposal 2); (iii) the adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers (Proposal 3); (iv) the approval of the Company’s issuance of shares of its common stock upon the conversion of outstanding senior secured Tranche Notes in excess of the limit imposed by NASDAQ Listing Rule 5635(b) (Proposal 4); and (v) the authorization of the Board of Directors to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve of the proposals. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of Directors:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Frederick G. Kraegel	5,089,720	1,121,674	-	4,902,677
Stephen Z. Fass	5,117,437	1,093,957	-	4,902,677
Harold L. Kestenbaum	5,118,887	1,092,507	-	4,902,677

The proxy statement for the annual meeting specified that, pursuant to Proposal 1, stockholders would be asked to elect a total of five director nominees, but, as previously reported, two of the named nominees, S. Scott Fischer and Mark R. Liebel, notified the Company on May 14, 2014 that they were resigning from the Board and would not stand for re-election at the annual meeting. The Board did not nominate substitute nominees prior to the annual meeting.

Proposal 2 – Ratification of the Appointment of Rothstein Kass:

For	Against	Abstain	Broker Non-Votes
10,289,940	776,504	47,626	-

Proposal 3 – Adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
3,217,835	2,960,181	33,378	4,902,677

Proposal 4 – Approval of the Company’s issuance of shares of its common stock upon the conversion of outstanding senior secured Tranche Notes in excess of the limit imposed by NASDAQ Listing Rule 5635(b):

For	Against	Abstain	Broker Non-Votes
5,054,857	1,152,897	3,640	4,902,677

2

Proposal 5 - Board Authorization to Adjourn or Postpone the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
9,600,590	1,435,398	78,083	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: June 11, 2014	By:	/s/ Edward M. Slezak
Edward M. Slezak
Chief Executive Officer and
General Counsel

3